UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K
                         CURRENT REPORT

      UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                          ACT OF 1934

         Date of Earliest Event Reported April 1, 2006

                   CREDIT ONE FINANCIAL, INC.
     (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               Commission file number   000-50320

         Florida                       59 3641205
    (State of Incorporation)        (IRS Employer ID Number)

          Post Office Box 3462, DeLand, FL 32721 3462
    505 E. New York Avenue, Suite 8, DeLand, Florida  32724
    (Addresses of principal executive offices and Zip Code)

            Registrant's phone Number 1 386 943 8446

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










Item 8.01 Other Events

On March 31, 2006, James H Bashaw, President and Chief Executive Officer, communicated in writing to all of the stockholders of the registrant, that he and Richard R Cook, Chief Financial Officer, had entered into negotiations to sell their interest in the Company.

Exhibits

(20) Other documents or statements to security holders


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ONE FINANCIAL, INC.
(Registrant)

Date April 6, 2006

By /s/ James H. Bashaw
James H. Bashaw
Chief Executive Officer, President























                                                       Exhibit 20
                   CREDIT ONE FINANCIAL, INC
                   505 E New York Ave., Suite 8
                         DeLand, FL 32724
  386-943-8446 * Fax 386-736-1061 * Email jbashaw@bellsouth.net



March 31, 2006

Dear Fellow Shareholder:

     Richard Cook and I, the controlling shareholders of Credit
One Financial, Inc., have entered into negotiations to sell our interest in the Company. It might be prudent for you to consider selling your shares.

     If we do consummate our sale, the new management may issue additional stock, which would have the effect of diluting your ownership interest in the Company. Obviously this could have a negative impact on the value of your stock.

     Please call the office if you have any questions. Thank you!


Sincerely,

/s/ James H. Bashaw
James H. Bashaw
President